UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2013
GMX RESOURCES INC.
(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Benham Place
9400 North Broadway, Suite 600
Oklahoma City, Oklahoma 73114
(Address of principal executive offices and zip code)

(405) 600-0711
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.
As previously reported, on April 1, 2013, GMX Resources Inc. (the "Company") filed a voluntary petition (In re: GMX Resources Inc., Debtor, Case No. 13-11456) for reorganization under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the Bankruptcy Court for the Western District of Oklahoma (the “Bankruptcy Court”). Two of the Company’s subsidiaries, Diamond Blue Drilling Co. and Endeavor Pipeline Inc. (collectively with the Company, the "Debtors"), also filed related petitions with the Bankruptcy Court (Case Nos. 13-11457 and 13-11458, respectively). The Company’s petition and its subsidiaries’ petitions are referred to herein collectively as the “Bankruptcy Case.”
On August 26, 2013, the Debtors filed with the Bankruptcy Court their monthly operating reports for the period from July 1, 2013 to July 31, 2013 (the “Monthly Operating Reports”). Copies of the Monthly Operating Reports are furnished as Exhibits 99.1, 99.2 and 99.3 hereto.
Limitation on Incorporation by Reference
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Statement Regarding Financial and Operating Data
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. The Monthly Operating Reports contain information for periods that are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from our current expectations both in connection with the Bankruptcy Case and the Company’s business and financial prospects. All statements, other than statements of historical facts, included in this Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements include management's expectations and desire to address the Company's financial challenges, preserve the value of assets and address important issues in an orderly way. These statements are based on certain assumptions and analysis made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the Company's properties. Such statements are subject to a number of risks, including but not limited to: (i) the ability of GMXR to obtain Bankruptcy Court approval with respect to motions in the Bankruptcy Case; (ii) the ability of GMXR to prosecute, develop and consummate the contemplated sale of its assets; (iii) the effects of the bankruptcy filing on GMXR and interests of various creditors, equity holders and other stakeholders; (iv) the effects of the bankruptcy filing on GMXR's liquidity or results of operations; (v) Bankruptcy Court rulings in the Bankruptcy Case and the general outcome of the cases; (vi) the length of time GMXR and its subsidiaries will operate under the Bankruptcy Case, and the length of time of its asset sale process; (vii) risks associated with potential third-party motions in the Bankruptcy Case, which may interfere with GMXR's ability to achieve its Chapter 11 goals; (viii) GMXR's ability to execute its business or restructuring plans; (ix) increased costs related to GMXR's bankruptcy filing and other litigation; and (x) the ability of GMXR to maintain contracts that are critical to its operation, including to obtain and maintain normal terms with its vendors, customers, landlords and service providers, and to retain key officers and employees. In the event that the risks discussed above and disclosed in GMXR's public filings cause results to differ materially from those expressed in GMXR's forward-looking statements, GMXR's business, financial condition, results of operations or liquidity, and the interests of creditors, equity holders and other constituents, could be materially adversely affected. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the Company's reports filed with the Securities and Exchange Commission on Form 10-K and 10-Q.
Additional information regarding the Company’s Chapter 11 proceedings are available on the internet at http://dm.epiq11.com/GMX.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit 99.1	GMX Resources Inc. Standard Monthly Operating Report (Business) for the period from July 1, 2013 to July 31, 2013.
Exhibit 99.2	Diamond Blue Drilling Company Standard Monthly Operating Report (Business) for the period from July 1, 2013 to July 31, 2013.
Exhibit 99.3	Endeavor Pipeline Inc. Standard Monthly Operating Report (Business) for the period from July 1, 2013 to July 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMX RESOURCES INC.

Date: August 28, 2013	By: Name: Title:	/s/ James A. Merrill James A. Merrill Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	GMX Resources Inc. Standard Monthly Operating Report (Business) for the period from July 1, 2013 to July 31, 2013.
Exhibit 99.2	Diamond Blue Drilling Company Standard Monthly Operating Report (Business) for the period from July 1, 2013 to July 31, 2013.
Exhibit 99.3	Endeavor Pipeline Inc. Standard Monthly Operating Report (Business) for the period from July 1, 2013 to July 31, 2013.